UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY

811-22612
(Investment Company Act file number)

Wakefield Alternative Series Trust
(Exact name of registrant as specified in charter)

700 17th Street, Suite 1550
Denver, CO 80202
(Address of principal executive offices) (Zip code)

(303) 454-5500
(Registrant's telephone number)

ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203
 (Name and Address of Agent for Service)

Date of fiscal year end: June 30

Date of reporting period: January 1, 2015 – March 31, 2015

Item 1. Schedule of Investments.

Wakefield Managed Futures Strategy Fund	Consolidated Schedule of Investments
March 31, 2015(Unaudited)

Principal		Value
Amount		(Note 2)
AGENCY PASS-THROUGH SECURITIES: 0.63%
Federal National Mortgage Association (FNMA): 0.19%
	FNMA
$37,633	5.500%, 12/01/18	$39,557

Government National Mortgage Association (GNMA): 0.44%
	GNMA
33,967	3.000%, 06/20/38	34,496
49,064	3.500%, 11/16/38	50,887
9,674	4.500%, 03/16/34	10,083
		95,466
	Total Agency Pass-Through Securities
	(Cost $135,435)	135,023

ASSET-BACKED SECURITIES: 4.10%

	American Express Credit Account Master Trust, Series 2012-2
100,000	0.680%, 03/15/18	100,086
	AmeriCredit Automobile Receivables Trust, Series 2013-4
6,480	0.740%, 11/08/16	6,480
	ARI Fleet Lease Trust, Series 2012-B
77,489	0.475%, 06/15/16(a)(b)	77,363
	Capital Auto Receivables Asset Trust, Series 2014-1
20,000	1.320%, 06/20/18	20,082
	CNH Equipment Trust, Series 2012-D
51,115	0.650%, 05/16/16	51,118
	Ford Credit Floorplan Master Owner Trust, Series 2013-1
100,000	0.541%, 01/15/18(a)	100,050
	Ford Credit Floorplan Master Owner Trust, Series 2013-3
100,000	0.461%, 06/15/17(a)	99,994
	GE Dealer Floorplan Master Notes Trust, Series 2014-2
105,000	0.624%, 10/20/19(a)	105,015
	M&T Bank Auto Receivables Trust, Series 2013-1
88,452	1.060%, 07/15/16(b)	88,702
	Nissan Master Owner Trust Receivables, Series 2012-A
37,000	0.645%, 05/15/17(a)	37,011
	Prestige Auto Receivables Trust, Series 2013-1-A
20,736	1.090%, 02/15/18(b)	20,755
	SLM Student Loan Trust, Series 2005-4
10,786	0.336%, 04/26/21(a)	10,784
	SLM Student Loan Trust, Series 2006-2
16,914	0.346%, 10/25/22(a)	16,910
	SLM Student Loan Trust, Series 2006-9
67,469	0.304%, 10/25/22(a)	67,382
	SLM Student Loan Trust, Series 2007-2
41,895	0.256%, 07/25/17(a)	41,852
	World Omni Master Owner Trust, Series 2013-1-A
30,000	0.511%, 02/16/16(a)(b)	29,993

	Total Asset-Backed Securities
	(Cost $873,427)	873,577

Principal		Value
Amount		(Note 2)
COLLATERALIZED MORTGAGE OBLIGATIONS: 1.39%
Federal Home Loan Mortgage Corp. (FHLMC): 0.84%
	FHLMC, REMICS
$44,157	0.325%, 04/15/18(a)	$44,204
75,588	2.500%, 10/15/18	76,947
44,237	5.000%, 05/15/34	46,511
10,066	5.500%, 11/15/16	10,348
		178,010

Federal National Mortgage Association (FNMA): 0.31%
	FNMA, REMICS
55,798	3.000%, 12/25/20	57,319
8,511	4.350%, 03/25/34	8,545
		65,864

Government National Mortgage Association (GNMA): 0.24%
	GNMA, REMICS
29,576	4.000%, 03/16/23	30,525
20,434	4.500%, 01/16/38	20,827
		51,352

	Total Collateralized Mortgage Obligations
	(Cost $294,975)	295,226

COMMERCIAL MORTGAGE-BACKED SECURITIES: 1.20%

	Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR8
26,657	4.674%, 06/11/15	26,679
	CFCRE Commercial Mortgage Trust, Series 2011-C2
2,178	1.558%, 05/15/16	2,179
	Commercial Mortgage Trust, Series 2012-LC4
6,079	1.156%, 07/10/16	6,080
	Commercial Mortgage Trust, Series 2013-CR9
74,095	1.344%, 05/10/18	74,574
	Fannie Mae, ACES, Series 2013-M5
33,862	0.595%, 08/25/15	33,872
	JPMorgan Chase Commercial Mortgage Securities Corp. Trust, Series 2005-LDP2
22,646	4.738%, 07/15/42	22,614
	Morgan Stanley Capital I Trust, Series 2012-C4
45,253	1.085%, 08/15/16	45,384
	WFRBS Commercial Mortgage Trust, Series 2011-C5
26,607	1.456%, 07/15/16	26,717
	WFRBS Commercial Mortgage Trust, Series 2012-C6
16,773	1.081%, 07/15/16	16,812

	Total Commercial Mortgage-Backed Securities
	(Cost $255,916)	254,911

CORPORATE BONDS: 19.87%
Basic Materials: 0.42%
	Monsanto Co., Sr. Unsec. Notes
90,000	0.456%, 11/07/16(a)	89,948

Communications: 1.41%
	AT&T, Inc., Sr. Unsec. Notes
140,000	0.643%, 02/12/16(a)	139,943
	NBCUniversal Enterprise, Inc., Sr. Unsec. Notes
100,000	0.790%, 04/15/16(a)(b)	100,321

Principal		Value
Amount		(Note 2)
CORPORATE BONDS: 19.87% (continued)
Communications: 1.41% (continued)
	Verizon Communications, Inc., Sr. Unsec. Notes
$60,000	0.664%, 06/09/17(a)	$59,937
		300,201

Consumer, Cyclical: 1.51%
	Nissan Motor Acceptance Corp., Unsec. Notes
60,000	0.969%, 09/26/16(a)(b)	60,368
	Volkswagen International Finance N.V., Sr. Unsec. Notes
200,000	0.696%, 11/18/16(a)(b)	200,458
	Walgreens Boots Alliance, Inc., Sr. Unsec. Notes
60,000	0.706%, 05/18/16(a)	60,107
		320,933

Consumer, Non-cyclical: 1.18%
	AbbVie, Inc., Sr. Unsec. Notes
100,000	1.015%, 11/06/15(a)	100,317
	Actavis Funding SCS, Sr. Unsec. Notes
120,000	1.143%, 09/01/16(a)	120,329
	Becton, Dickinson and Co., Sr. Unsec. Notes
30,000	0.721%, 06/15/16(a)	30,046
		250,692

Energy: 1.14%
	BP Capital Markets PLC, Sr. Unsec. Notes
70,000	1.674%, 02/13/18	70,350
	Chevron Corp., Sr. Unsec. Notes
80,000	0.427%, 11/15/17(a)	80,089
	Petrobras Global Finance BV, Sr. Unsec. Notes
100,000	2.631%, 03/17/17(a)	92,240
		242,679

Financials: 11.44%
	Abbey National Treasury Services PLC, Sr. Unsec. Notes
95,000	0.780%, 03/13/17(a)	95,074
	American Express Credit Corp., Sr. Unsec. Notes
110,000	0.565%, 09/22/17(a)	109,788
	Banco Santander Chile, Sr. Unsec. Notes
150,000	1.152%, 04/11/17(a)(b)	149,626
	Bank of New York Mellon Corp., Sr. Unsec. Notes, Series MTN
50,000	0.491%, 03/04/16(a)	50,088
	Barclays Bank PLC, Sr. Unsec. Notes
200,000	0.837%, 02/17/17(a)	200,454
	Berkshire Hathaway Finance Corp., Sr. Unsec. Notes
60,000	0.553%, 01/12/18(a)	60,140
	Capital One Financial Corp., Sr. Unsec. Notes
80,000	1.000%, 11/06/15	80,107
	Citigroup, Inc., Sr. Unsec. Notes
80,000	0.963%, 11/24/17(a)	80,172
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Sr. Unsec. Notes
80,000	2.125%, 10/13/15	80,724
	Credit Agricole SA, Sr. Unsec. Notes
250,000	1.106%, 10/03/16(a)(b)	251,575
	Fifth Third Bank, Sr. Unsec. Notes
200,000	0.671%, 02/26/16(a)	200,309
	General Electric Capital Corp., Sr. Unsec. Notes
100,000	1.285%, 07/02/15(a)	100,240

Principal		Value
Amount		(Note 2)
CORPORATE BONDS: 19.87% (continued)
Financials: 11.44% (continued)
	Goldman Sachs Group, Inc., Sr. Unsec. Notes, Series MTN
$200,000	0.715%, 03/22/16(a)	$199,995
	KeyBank NA, Sr. Unsec. Notes
250,000	0.752%, 11/25/16(a)	250,782
	Metropolitan Life Global Funding I, Sec. Notes
150,000	0.632%, 04/10/17(a)(b)	150,434
	PNC Bank NA, Sr. Unsec. Notes
250,000	0.573%, 04/29/16(a)	250,041
	Wells Fargo & Co., Sr. Unsec. Notes
130,000	0.787%, 07/20/16(a)	130,525
		2,440,074

Industrials: 1.43%
	Canadian National Railway Co., Sr. Unsec. Notes
110,000	0.455%, 11/06/15(a)	110,044
	Norfolk Southern Corp., Sr. Unsec. Notes
100,000	5.750%, 01/15/16	103,835
	Rockwell Collins, Inc., Sr. Unsec. Notes
90,000	0.621%, 12/15/16(a)	90,123
		304,002

Utilities: 1.34%
	Duke Energy Corp., Sr. Unsec. Notes
80,000	0.636%, 04/03/17(a)	80,214
	Duke Energy Progress, Inc., Sec. Notes
80,000	0.464%, 03/06/17(a)	80,003
	Georgia Power Co., Sr. Unsec. Notes
40,000	0.591%, 03/15/16(a)	39,987
	NextEra Energy Capital Holdings, Inc., Sr. Unsec. Notes
85,000	1.339%, 09/01/15	85,246
		285,450

	Total Corporate Bonds
	(Cost $4,235,222)	4,233,979

GOVERNMENT BONDS: 9.80%
Foreign Government Bonds: 1.31%
	KFW, Sr. Unsec. Notes
275,000	2.000%, 06/01/16	280,029

U.S. Government Bonds & Notes: 8.49%
	U.S. Treasury Notes
650,000	0.080%, 01/31/16(a)	649,966
510,000	0.104%, 04/30/16(a)	510,071
650,000	0.119%, 01/31/17(a)	650,138
		1,810,175

	Total Government Bonds
	(Cost $2,089,732)	2,090,204

MUNICIPAL BONDS: 0.64%

	Maine Municipal Bond Bank, Liquor Operation Revenue Bonds
65,000	1.068%, 06/01/15	65,066

Principal		Value
Amount		(Note 2)
MUNICIPAL BONDS: 0.64% (continued)

	Raleigh Durham Airport Authority, Airport Revenue Bonds, Insured Ambac Assurance Corp.
$70,000	5.000%, 05/01/16	$70,257

	Total Municipal Bonds
	(Cost $136,971)	135,323

		Value
Shares		(Note 2)
SHORT TERM SECURITY: 40.14%
Commercial Paper: 26.29%(c)
	The Bank Nederlandse Gemeenten
400,000	(7 Day Yield 0.101%)	$399,993
	Bank of Tokyo-Mitsubishi UFJ, Ltd.
400,000	(7 Day Yield 0.176%)	399,977
	Cigna Corp.
400,000	(7 Day Yield 0.270%)	399,979
	Credit Suisse First Boston
400,000	(7 Day Yield 0.145%)	399,991
	Golden Funding Corp.
400,000	(7 Day Yield 0.135%)	399,988
	John Deere Credit, Ltd.
400,000	(7 Day Yield 0.110%)	399,994
400,000	(7 Day Yield 0.120%)	399,988
	Motiva Enterprises, LLC
400,000	(7 Day Yield 0.516%)	399,972
	Nationwide Life Insurance
400,000	(7 Day Yield 0.166%)	399,988
	NextEra Energy Capital Holdings, Inc.
400,000	(7 Day Yield 0.555%)	399,954
	Ontario Providence CDA
400,000	(7 Day Yield 0.073%)	399,989
	Southern Co.
400,000	(7 Day Yield 0.250%)	399,975
	Southern Co. Funding Corp.
400,000	(7 Day Yield 0.228%)	399,988
	Stanley Black & Decker Inc.
400,000	(7 Day Yield 0.391%)	399,942
		5,599,718

Money Market Fund: 13.85%
	Blackrock Liquidity Funds TempFund
2,950,024	(7 Day Yield 0.073%)	2,950,024

	Total Short Term Security
	(Cost $8,549,742)	8,549,742

	Total Investments: 77.77%
	(Cost $16,571,420)	16,567,985

	Net Other Assets and Liabilities: 22.23%	4,733,590	(d)

	Net Assets: 100.00%	$21,301,575

(a)	Interest rate will change at a future date. Interest rate shown reflects the rate in effect at March 31, 2015.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2015, the aggregate market value of those securities was $1,129,595, representing 5.3% of net assets.
(c)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(d)	Includes cash which is being held as collateral for swap contracts.

TOTAL RETURN SWAP	Unrealized Appreciation
Deutsche Bank AG London Branch total return swap related to the Wakefield TRS Tracker Series A Index effective September 21, 2012 for 5 years unless earlier terminated. Return to the Fund is based on the total return of the Index which includes an index sponsor fee of 0.75% per annum on the notional amount of the Index. The notional amount of the Index is $21,631,186.	$1,482,321
Total Net Unrealized Depreciation on Swap Contracts	$1,482,321

Investment Abbreviations:
ACES - Alternative Credit Enhancement Securities.
BA - Bankers Acceptance.
BV - Besloten Vennootschap is a Dutch private limited liability company.
LLC - Limited Liability Company.
MTN - Medium Term Notes.
NA - National Association.
N.V. - Naamloze Vennootschap is a Dutch public limited liability corporation.
PLC - Public Limited Company.
REMICS - Real Estate Mortgage Investment Conduits.
SA - Generally designates corporations in various countries, mostly those employing the civil law.
SCS - Société en commandite simple.
Sec. - Secured.
Sr. - Senior.
UFJ - United Financial of Japan.
Unsec. - Unsecured.

See Notes to Quarterly Consolidated Schedule of Investments.

Clinton Long Short Equity Fund	Consolidated Schedule of Investments
March 31, 2015(Unaudited)
		Value
Shares		(Note 2)

COMMON STOCK: 27.19%

Basic Materials: 6.51%
38,733	OMNOVA Solutions, Inc.(a)	$330,392
79,040	Stillwater Mining Co.(a)	1,021,197
		1,351,589

Communications: 4.70%
145,498	EVINE Live, Inc.(a)	976,292

Energy: 0.98%
40,280	Triangle Petroleum Corp.(a)	202,608

Financials: 8.18%
161,977	Campus Crest Communities, Inc.	1,159,755
4,000	Enova International, Inc., REIT(a)	78,760
63,462	Pacific Mercantile Bancorp(a)	459,465
		1,697,980

Technology: 5.68%
292,164	Imation Corp.(a)	1,177,420
455	Sphere 3D Corp.(a)	1,684
		1,179,104

Utilities: 1.14%
84,154	Atlantic Power Corp.	236,473

	Total Common Stock
	(Cost $5,589,139)	5,644,046

EXCHANGE TRADED FUND: 0.00%(b)
2	SPDR® S&P 500® ETF Trust	413

	Total Exchange Traded Fund
	(Cost $411)	413

		Value
Shares		(Note 2)
SHORT TERM SECURITY: 48.05%
	Fidelity Institutional Money Market- Money Market Portfolio- Class I
9,971,209	(7 Day Yield 0.097%)	$9,971,209

	Total Short Term Security
	(Cost $9,971,209)	9,971,209

	Total Investments: 75.24%
	(Cost $15,560,759)	15,615,668

	Net Other Assets and Liabilities: 24.76%	5,137,347	(c)

	Net Assets: 100.00%	$20,753,015

(a)	Non-Income Producing Security.
(b)	Less than 0.005% of Net Assets.
(c)	Includes cash which is being held as collateral for swap contracts.

TOTAL RETURN SWAP CONTRACTS (a)

Reference Obligation	Swap Counterparty	Rate Paid by the Fund(b)	Termination Date	Notional Amount	Unrealized Appreciation
Total return on a custom basket of long securities traded in USD	Morgan Stanley	FEDFUND	08/20/2015	$3,406,206	$5,791
Total return on a custom basket of long securities traded in USD	Morgan Stanley	FEDFUND	08/20/2015	2,969,861	10,055
Total return on a custom basket of long securities traded in USD	Morgan Stanley	FEDFUND	08/20/2015	1,141,236	1,701
Total return on a custom basket of long securities traded in USD	Morgan Stanley	FEDFUND	08/20/2015	640,581	5,216
Total return on a custom basket of long securities traded in USD	Morgan Stanley	FEDFUND	08/20/2015	398,095	7,503
Total return on a custom basket of long and short securities traded in SEK	Morgan Stanley	STIBOR-1M	12/22/2015	67,450	1,941
Total return on a custom basket of long and short securities traded in USD	Morgan Stanley	FEDFUND	03/29/2016	3,967	898
Total return on a custom basket of long and short securities traded in USD	Morgan Stanley	NZCOR-1D	03/31/2016	1,244	100
Total return on a custom basket of long and short securities traded in ZAR	Morgan Stanley	SABOR-1D	12/22/2015	(10,364)	9,923
Total return on a custom basket of short securities traded in USD	Morgan Stanley	FEDFUND	08/20/2015	(2,967,339)	1,340
				$5,650,938	$44,468

TOTAL RETURN SWAP CONTRACTS (a) (continued)
Reference Obligation	Swap Counterparty	Rate Paid by the Fund(b)	Termination Date	Notional Amount	Unrealized Depreciation
Total return on a custom basket of short securities traded in USD	Morgan Stanley	FEDFUND	08/20/2015	$(397,713)	$(5,446)
Total return on a custom basket of short securities traded in USD	Morgan Stanley	FEDFUND	08/20/2015	(640,220)	(120)
Total return on a custom basket of long and short securities traded in USD	Morgan Stanley	HONIX-1D	03/31/2016	74,602	(22)
Total return on a custom basket of long and short securities traded in USD	Morgan Stanley	RBACR-1D	03/31/2016	(77,276)	(4,247)
Total return on a custom basket of long and short securities traded in EUR	Morgan Stanley	EONIA-1D	12/22/2015	277,011	(5,376)
Total return on a custom basket of long and short securities traded in EUR	Morgan Stanley	EONIA-1D	12/22/2015	(251,430)	(17,152)
Total return on a custom basket of long and short securities traded in EUR	Morgan Stanley	ENOIA-1D	12/22/2015	59,787	(444)
Total return on a custom basket of long and short securities traded in GBP	Morgan Stanley	SONIA-1D	12/22/2015	158,612	(2,094)
Total return on a custom basket of long and short securities traded in CHF	Morgan Stanley	LIBOR-1M	12/22/2015	(147,417)	(27,507)
Total return on a custom basket of long and short securities traded in DKK	Morgan Stanley	CIBOR-1M	12/22/2015	7,679	(1,785)
Total return on a custom basket of long and short securities traded in NOK	Morgan Stanley	NIBOR-1M	12/22/2015	(147,101)	(5,084)
				$(1,083,466)	$(69,277)

(a)	Each Total Return Swap is comprised of a custom basket of underlying securities. The description of the basket is considered to be equity securities traded on the open market.
(b)	The interest paid on all long swap contracts is the stated rate plus 50 bps. The interest paid on all short swap contracts is the stated rate plus 30 bps.

Investment Abbreviations:
ETF - Exchange Traded Fund
FEDFUND - Federal Fund Rate
NIBOR-1M - Norway Inter-bank Offered Rate
HONIX-1D – Hong Kong Brokers’ Association Over Night Rate
RBACR-1D –Reserve Bank of Australia Over Night Rate
NZCOR-1D – Reserve Bank of New Zealand Over Night Rate
STIBOR-1M - Stockholm Inter-bank Offered Rate
SABOR-1D - South African Benchmark Overnight Rate
EONIA-1D - Euro Over Night Index Average
SONIA-1D - Sterling Over Night Index Average
LIBOR-1M - London Inter-bank Offered Rate
CIBOR-1M - Coperhagen Inter-bank Offered Rate

Currency Abbreviations:
AUD - Australian Dollar
CHF - Swiss Franc
DKK - Danish Krone
EUR - Euro
GBP - British Pound
HKD - Hong Kong Dollar
KRW - South Korean Won
NOK - Norwegian Krone
NZD - New Zealand Dollar
SEK - Swedish Kronor
ZAR - South African Rand

The below table represents the top 25 Long and 25 Short notional amount of underlying securities held in the Total Return Swaps.

Reference Obligation	Unrealized Appreciation/ (Depreciation)	Notional Amount	Underlying Currency	Percent of Net Assets
Standard Bank Group Ltd.	$31,391	$456,288	ZAR	2.20%
Sasol Ltd.	(2,066)	437,725	ZAR	2.11
Assa Abloy AB	12,629	405,032	SEK	1.95
SKF AB	(341)	397,030	SEK	1.91
SSAB AB	(33,381)	384,719	SEK	1.85
Atlas Copco AB	2,745	375,938	SEK	1.81
Tencent Holdings Ltd.	7,219	357,209	HKD	1.72
PICC Property & Casualty Co. Ltd.	(9,624)	372,939	HKD	1.80
Skanska AB	(19,357)	341,738	SEK	1.65
Great Wall Motor Co. Ltd.	6,131	282,901	HKD	1.36
AIA Group Ltd.	236	282,804	HKD	1.36
Securitas AB	13,055	280,923	SEK	1.35
FirstRand Ltd.	11,650	257,702	ZAR	1.24
The Bidvest Group Ltd.	1,987	243,552	ZAR	1.17
Novozymes A/S	(2,358)	240,726	DKK	1.16
China Mengniu Dairy Co. Ltd.	13,336	225,294	HKD	1.09
Husqvarna AB	(5,860)	237,188	SEK	1.14
BOC Hong Kong Holdings Ltd.	(2,325)	226,345	HKD	1.09
China Overseas Land & Investment Ltd.	881	195,962	HKD	0.94
Orkla ASA	2,805	189,799	NOK	0.91
Investor AB	8,108	167,382	SEK	0.81
China Taiping Insurance Holdings Co. Ltd.	231	156,883	HKD	0.76
Discovery Ltd	1,718	155,251	ZAR	0.75
China Life Insurance Co. Ltd.	4,560	145,466	HKD	0.70
Apple, Inc.	(3,815)	111,365	USD	0.33

Reference Obligation	Unrealized Appreciation/ (Depreciation)	Notional Amount	Underlying Currency	Percent of Net Assets
Hennes & Mauritz AB	$(10,657)	$(663,002)	SEK	-6.39%
Telenor ASA	(23,697)	(585,137)	NOK	-5.64
Svenska Handelsbanken AB	18,780	(502,976)	SEK	-4.85
Svenska Cellulosa AB SCA	2,190	(472,906)	SEK	-4.56
Alfa Laval AB	(10,500)	(456,464)	SEK	-4.40
Carlsberg A/S	(8,389)	(362,194)	DKK	-3.49
TeliaSonera AB	(3,338)	(348,802)	SEK	-3.36
PetroChina Co. Ltd.	(9,459)	(333,724)	HKD	-3.22
Marine Harvest ASA	14,568	(330,311)	NOK	-3.18
Truworths International Ltd.	(6,530)	(325,503)	ZAR	-3.14
MTN Group Ltd.	4,556	(306,885)	ZAR	-2.96
Sands China Ltd.	4,215	(301,365)	HKD	-2.90
China Construction Bank Corp.	(2,217)	(274,156)	HKD	-2.64
China Unicom Hong Kong Ltd.	(4,839)	(231,161)	HKD	-2.23
Electrolux AB	(57)	(217,042)	SEK	-2.09
China National Building Material Co. Ltd.	(4,578)	(182,006)	HKD	-1.75
The Foschini Group Ltd.	(5,248)	(183,821)	ZAR	-1.77
Trelleborg AB	(2,741)	(183,736)	SEK	-1.77
China Petroleum & Chemical Corp.	(2,947)	(177,156)	HKD	-1.71
Bank of China Ltd.	(4,291)	(173,180)	HKD	-1.67
Norsk Hydro ASA	151	(175,495)	NOK	-1.69
Vodacom Group Ltd.	7,926	(172,763)	ZAR	-1.66
Hong Kong Exchanges and Clearing Ltd.	(5,658)	(165,342)	HKD	-1.59
Naspers Ltd.	(4,453)	(170,170)	ZAR	-1.64
Northam Platinum Ltd.	9,871	(166,135)	ZAR	-1.60

Wakefield Managed Futures Strategy Fund
Clinton Long Short Equity Fund
Notes to the Consolidated Schedule of Investments
March 31, 2015 (Unaudited)

NOTE 1 – ORGANIZATION
The Wakefield Alternative Series Trust (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized on September 30, 2011 as a Delaware statutory trust. The Trust currently offers shares of beneficial interest (“shares”) of the Wakefield Managed Futures Strategy Fund and Clinton Long Short Equity Fund (the “Funds”). The Funds commenced investment operations on September 10, 2012 and August 14, 2014 respectively.

 The Wakefield Managed Futures Strategy Fund is a diversified portfolio which seeks to generate absolute returns. The Fund currently offers Class A shares, Class C shares and Class I shares. The Clinton Long Short Equity Fund is a diversified portfolio which seeks capital appreciation. The Fund currently offers Class A shares, Class C shares, Class S shares and Class I shares. The Board of Trustees (the “Trustees”) may establish additional Funds and classes of shares at any time in the future without shareholder approval.

The Wakefield Fund did not have any operations before September 10, 2012, other than those relating to the sale and issuance of 10,000 common shares, in the amount of 5,000 and 5,000 shares for Class A and Class I shares, respectively, to Wakefield Advisors, LLC (“Wakefield Advisors” or the “Advisor”). The Class C shares are currently not operational as of March 31, 2015.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Trust. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

Use of Estimates: The preparation of the consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the consolidated financial statements may differ from the value the Funds ultimately realize upon sale of the securities. The consolidated financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on March 31, 2015.

Swaps are priced based on valuations provided by an independent and/or executing broker, pricing service and/or sub Administrative if available. If a price is not available, then “fair-value” procedures will be used.

All other securities and other assets are carried at their fair value as determined in good faith using methodologies approved by the Board of Trustees. The valuation methodologies include, but are not limited to, the analysis of the effect of any restrictions on the sale of the security, product development and trends of the security’s issuer, changes in the industry and other competing companies, significant changes in the issuer’s financial position and any other event that could have a significant impact on the value of the security.

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the high cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of such dividends in the exercise of reasonable diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments.

Fair Value Measurements: The Funds disclose the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each input used to value the Funds as of March 31, 2015:

Wakefield Managed Futures Strategy Fund
Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Agency Pass-Through Securities	$–	$135,023	$–	$135,023
Asset-Backed Securities	–	873,577	–	873,577
Collateralized Mortgage Obligations	–	295,226	–	295,226
Commercial Mortgage-Backed Securities	–	254,911	–	254,911
Corporate Bonds	–	4,233,979	–	4,233,979
Government Bonds	–	2,090,204	–	2,090,204
Municipal Bonds	–	135,323	–	135,323
Short Term Investments
Commercial Paper	–	5,599,718	–	5,599,718
Money Market Fund	2,950,024	–	–	2,950,024
TOTAL	$2,950,024	$13,617,961	$–	$16,567,985

Other Financial Instruments(a)
Assets
Total Return Swap	$–	$1,256,620	$–	$1,256,620
TOTAL	$–	$1,256,620	$–	$1,256,620

Clinton Long Short Equity Fund
Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$5,644,046	$–	$–	$5,644,046
Exchange Traded Fund	413	–	–	413
Short Term Investments	9,971,209	–	–	9,971,209
TOTAL	$15,615,668	$–	$–	$15,615,668

Other Financial Instruments(a)
Assets
Total Return Swap Contracts	$–	$44,468	$–	$44,468
Liabilities
Total Return Swap Contracts	$–	$(69,277)	$–	$(69,277)
TOTAL	$–	$(24,809)	$–	$(27,983)

(a)	Other financial instruments are derivative instruments not reflected in the Consolidated Schedule of Investments, such as swap contracts.

Investments in a Wholly-Owned Subsidiary: The Wakefield Managed Futures Strategy Fund seeks exposure by investing in securities of limited partnerships, corporations, limited liability companies and other types of pooled investment vehicles, including commodity pools (collectively, “Underlying Funds”) as well as in swap contracts and structured notes through investments in the WMFS Fund Limited, a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). Wakefield Advisors acts as investment advisor to the Fund and the investment advisor to the Subsidiary. The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary.

Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and recent IRS rulings.

Basis for Consolidation for the Wakefield Managed Futures Strategy Fund: The Subsidiary, a Cayman Islands exempted company, was incorporated on April 10, 2012 as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives. As a wholly-owned subsidiary of the Fund, all assets and liabilities, income and expense of the portfolio are consolidated in the financial statements and financial highlights of the Fund. As of March 31, 2015, the net assets of the Fund are $21,301,575 of which $4,751,620 or 22.30% are represented in the Fund’s ownership of all issued shares and voting rights of the Subsidiary.

NOTE 3- TAX BASIS INFORMATION
Unrealized Appreciation and Depreciation on Investments: The differences between book-basis and tax-basis are primarily due to the deferral of wash sale losses. As of March 31, 2015, the cost of securities on a tax basis and gross unrealized appreciation/(depreciation) on investments for federal income tax purposes were as follows:

	COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION/(DEPRECIATION)
Wakefield Managed Futures Strategy Fund	$16,571,420	$1,266,576	$(1,270,011)	$(3,435)
The Clinton Long Short Equity Fund	$15,773,898	$0	$(158,203)	$(158,203)

Derivative Instruments and Hedging Activities: The following discloses the Fund’s use of derivative instruments and hedging activities.

The Fund may use derivatives (including futures, options and options on futures) to enhance returns or hedge against market declines. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Because option premiums paid or received are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

Market Risk Factors: In pursuit of its investment objective, the Fund seeks to use derivatives to increase or decrease their exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Risk of Investing in Derivatives: The Funds use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Swap Agreements: The Fund may enter into interest rate, index, equity, currency exchange rate, total return and credit default swap agreements, as well as purchase and sell options to enter into such swap agreements, for hedging and non-hedging purposes. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index).

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets or indices. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security index or market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. Total return swaps can be designed with any underlying asset agreed between two parties. Typically no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to a Fund thereunder. Swap agreements also entail the risk that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net present value of amounts to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered in accordance with applicable regulatory requirements to limit any potential leveraging of a Fund’s portfolio. The Fund’s maximum risk of loss from counterparty credit risk is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Funds’ investment restriction concerning senior securities.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on Wakefield Advisor’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the “Code”), may limit a Fund’s ability to use swap agreements. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements

Item 2. Controls and Procedures.

(a)	The registrant's principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the registrant's internal controls over financial reporting (as defined in rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonable likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.

The certifications required by Rule 30a-2 under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wakefield Alternative Series Trust

By:	/s/ Patrick F. Hart III
Patrick F. Hart III, President
(Principal Executive Officer)
Date:	May 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick F. Hart III
Patrick F. Hart III, President
(Principal Executive Officer)
Date:	May 29, 2015

By:	/s/ Patrick J. Kane
Patrick J. Kane, Treasurer
(Principal Financial Officer)
Date:	May 29, 2015